Exhibit 99.1

Nations Equipment Finance, LLC and

Nations Equipment Finance Funding III, LLC

Equipment Contract Backed Notes, Series 2016-1

Consulting Report

January 20, 2016

For information related to this report, contact:

CBIZ MHM, LLC 401 Plymouth Road, Suite 200 Plymouth Meeting, Pennsylvania 19462

M. Michael Aquino	James McDonald
Lead Managing Director	Senior Manager
610.862.2737	610.862.2202
maquino@cbiz.com	jwmcdonald@cbiz.com

THIS REPORT IS FOR NATIONS EQUIPMENT FINANCE, LLC AND NATIONS EQUIPMENT FINANCE FUNDING III, LLC’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

Nations Equipment Finance, LLC and
Nations Equipment Finance Funding III, LLC
Consulting Engagement

Name:	Nations Equipment Finance, LLC and
Nations Equipment Finance Funding III, LLC –
Equipment Contract Backed Notes, Series 2016-1

Address:	Nations Equipment Finance Funding III, LLC
501 Merritt 7
Norwalk, Connecticut 06851

Consultants:	James McDonald
Marialuisa Ciocca

Report Date:	January 20, 2016

Examination Dates:	January 7-20, 2016

Client Contact:	Ms. Rebecca A. Chandler, Chief Financial Officer
Nations Equipment Finance, LLC

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

January 20, 2016

PRIVATE & CONFIDENTIAL

Ms. Rebecca A. Chandler
Chief Financial Officer
Nations Equipment Finance, LLC
501 Merritt 7
Norwalk, CT 06851

Dear Ms. Chandler,

Please find our enclosed Consulting Report (“the Report”) which was prepared at the request of Nations Equipment Finance, LLC, as Servicer (“NEF” or “Client”), Nations Equipment Finance Funding III, LLC (“NEFF III”, “Issuer” and “Company”), Nations Fund I, LLC, as Originator and NEF Holdings, LLC, as Transferor, in accordance with the terms of our engagement letter dated January 7, 2016.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i)	the type of assets;
(ii)	the sample size;

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

(iii)	how the sample size was determined and, if applicable, computed;
(iv)	the scope and manner of the Services performed; and,
(v)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets; or
(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction.  You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof.  Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated January 7, 2016 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR NATIONS EQUIPMENT FINANCE, LLC AND NATIONS EQUIPMENT FINANCE FUNDING III, LLC’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated January 7, 2016 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than the Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of the Client and CBIZ MHM, LLC.  CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement.  Client further acknowledges and agrees CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services.  CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein.

General Information

During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively, referred to as “management” in the report):

Contact Name	Department
Ms. Rebecca A. Chandler	Chief Financial Officer at Nations Equipment Finance, LLC
Mr. Joseph O’Beirn	Securitization Operations Manager

Note:	The credit file sample selected for testing was based upon the top ten obligor exposures as of 11/30/2015. Slight mathematically variances may be noted in the tables presented due to rounding.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

Terminology

The following terminology is used throughout this Report and is based on discussions with management.

•	Client or NEF	Refers to Nations Equipment Finance, LLC
•	Consultants	CBIZ MHM, LLC
•	Credit Files	Imaged lease credit files (provided by Nations Equipment Finance, LLC)
•	D&B	Dun & Bradstreet Business Credit Reports
•	Data Tape	An Excel contract file dated November 30, 2015, which contained various data fields for lease/loan identification numbers (provided by Nations Equipment Finance, LLC)
•	Issuer or Company	Nations Equipment Finance Funding III, LLC
•	KYC	Know Your Customer
•	M	U.S. Dollars in 000’s
•	MM	U.S. Dollars in Millions
•	OFAC	U.S. Treasury Department’s Office of Foreign Assets Control
•	Originator	Nations Fund I, LLC
•	PIC	Preliminary Investment Committee
•	Report	Consulting Report
•	Secondary Originator	Nations Fund II, LLC
•	Transferor	NEF Holdings, LLC
•	UCC	Uniform Commercial Code

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

TABLE OF CONTENTS

STATEMENT OF WORK			8
I.	Credit Underwriting/Credit Approval (including lease file test)		11
A.	Lessee Underwriting		11
	1.	Credit Policies and Procedures	11
	2.	Lease/Loan File Test	13
	3.	Credit Underwriting Exceptions and Management Reports	15
	4.	Custodian Collateral Report	15
	5.	Physical/Electronic Storage and Protection of Original Leases and Supporting Documentation	16

EXHIBITS

A.1 – Credit File Review Work Papers

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

STATEMENT OF WORK
PURSUANT TO THE CONSULTING AGREEMENT
DATED JANUARY 7, 2016 BY AND BETWEEN CBIZ MHM, LLC (“CBIZ”) AND
NATIONS EQUIPMENT FINANCE, LLC (“NEF” OR (“CLIENT”)

Relevant Entities:

Nations Equipment Finance, LLC, as Servicer (“NEF” or “Client”)
Nations Equipment Finance Funding III, LLC (“NEFF III”, “Issuer” and “Company”)
Nations Fund I, LLC, as Originator
NEF Holdings, as Transferor

Governing Legal Documents:

Preliminary Offering Circular: Equipment Contract Backed Notes, Series 2016-1
Nations Equipment Finance Funding III, LLC – Issuer
Nations Equipment Finance, LLC - Servicer

Time Periods to be tested:

Noted in the Detail Scope Below

Location:

Norwalk, CT

Additional Request:

Document all discussions and inquiries with management.

Note:

All samples were judgmentally selected.  CBIZ selected the sample of the top ten obligors based on the largest exposure for the credit file test as of 11/30/2015; the Client provided the required information to perform our testing.

Consultant report should provide for a glossary of defined terms, which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Issuer that provided assistance and/or are referenced in the consultant report.  Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Issuer’s processes.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

I.	Credit Underwriting/Credit Approval (including lease file test)

A.	Lessee Underwriting

1.	Obtain the Client’s most recent Credit Policies and Procedures and determine that management has formally adopted them. Include a copy as an exhibit to the report. Inquire of management as to the date they were last updated. Include in this discussion any changes within the previous twelve months and any anticipated changes going forward.
2.	Through inquiry and observation, document the Client’s procedures for underwriting credit. This should cover the following:

a.	Are leases written in accordance with established policies?
b.	Is a credit review performed on new customers prior to entering into a lease (including obtaining and reviewing credit reports, and evaluating the financial condition of cosigners or guarantors)?
c.	Are leases properly approved by appropriate levels of management?
d.	Has the Client established dollar limits and credit standards for customers, products and/or credit underwriter?
e.	Are discrete functions adequately segregated by personnel, e.g. personnel responsible for collecting on leases and performing customer service functions are not involved in the underwriting and approval of the leases they collect, in the application of customer payments on the leases they collect and do not have the ability to change the ongoing records relating to the status of the lease?
f.	Are documents supporting new leases inspected for proper form, completeness and accuracy by someone independent of the origination and underwriting functions?
g.	Is information submitted by the obligor as part of application and utilized in underwriting decisions verified for completeness and accuracy by someone independent of the origination and underwriting functions?
h.	Note that post-origination quality control, including post-mortem reviews of defaulted agreements, is a discrete function performed by personnel adequately segregated from other Client operations. Note that each quality control review is documented and that the results of such activities are communicated to and monitored by senior management.
i.	Note that any post-origination actions such as payment deferrals, re-ages, extensions or other modifications of contract terms are made by authorized individuals, in accordance with Client policies. Note that information on deviations, if any, is made available to senior management on a regular and formalized basis.
j.	Describe the process of monitoring credit quality and process for ongoing adjustment / refinement of the credit model based on experience? What reports does the Client look at? How often?
k.	Are delivery documents signed by obligors indicating acceptance of equipment financed?
l.	Is the individual signing on the master lease and respective lease schedules for the lessee duly able to sign for the lessee and have proper secretary certification on file?
m.	Are there any special terms and/or dating programs?

4	Describe how the Client documents credit underwriting exceptions and how the Client tracks such exceptions. Obtain the most recent management reports tracking such exceptions and include such as an exhibit to the report.

a.	Are exceptions to underwriting standards and policy deviations properly approved by appropriate levels of management and if documentation related to such exceptions

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

conforms to Client policy? Are underwriting exceptions and policy deviations made known to and periodically reviewed by senior management? Also, note how the Client manages such exceptions.

5.	As of 11/30/15, select the Top 10 obligor accounts (approximately 35 leases / loans) that are part of the collateral for the NEFF III transaction (select from the data tape which will be provided by the Client). Obtain the lease documentation files and test compliance with Client policy for the underwriting of credit by performing the following:

a.	Signed lease agreement (with ACH pre-authorization forms, if applicable)
b.	Verbal Lease Disclosure, if any
c.	Lease Date
d.	Lease Amount
e.	Schedules associated with each new lease under the Master Lease
f.	Proper approval of additional financing under lease agreement
g.	Items being financed: add-ins, insurance, service contract, maintenance agreements, etc.
h.	Lease Term
i.	Level Monthly Installments
j.	UCC Statement or PPSA, security documents
k.	Proof of Insurance Coverage and Loss Payee
l.	Equipment Cost
m.	Residual Value, if applicable
n.	Calculate residual value as a percent of Lease amount, if applicable
o.	Make/Model of equipment
p.	Recalculate the remaining lease balance and compare what is on the system
q.	Credit Report
r.	Credit Scoring Report
s.	Landlord Waivers, if applicable
t.	Applicable credit approval
u.	Documentation which verifies proof of equipment delivery to lessee
v.	Is there any evidence that the receivables have been pledged to a third party?
w.	Are the receivables originated by any corporate entity other than the specified originator?
x.	What credit information is there on the obligor? (Financial statements, D&B’s, credit references, corporate and personal tax returns, etc.)? Is the information maintained in the file consistent with the underwriting requirements contained in the credit and policies and procedures?

6.	Test that the vendor was paid for the applicable leased equipment before the lease was funded.
7.	Document testing results in a worksheet. Any exceptions to the Client’s credit policies and procedures should be noted and discussed.
8.	For the above sample, test that the account information was properly recorded from the lease file to the lease accounting system (file to system review).
9.	If applicable, obtain the latest Custodian Collateral Report and note if there are any exceptions on the report and the reasons for the exceptions.
10.	Inquire and comment on the Client’s current policy with respect to physical or electronic storage and protection of original leases and supporting documentation. Comment on expected changes to this process by the Client and any associated risks/improvements with regard to others in the industry. Obtain and include as an exhibit the most recent copy of the Client’s Disaster Recovery Plan, note the last time the plan was tested, test results and management responses.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

I.	Credit Underwriting/Credit Approval (including lease file test)

A.	Lessee Underwriting

1.	Credit Policies and Procedures

The consultants inquired of management about the credit policies and procedures at Nations Equipment Finance, LLC (“NEF” or the “Client”), and a brief overview is provided below.  Management provided a written copy of the Client’s Risk Policy and Procedure Manual, which was formally adopted October 1, 2012.  There were only minor changes with policy amendments on 9/16/2013, 12/20/2013, and 1/4/2014.  As per management, there were no changes to the policy or procedures since 1/4/2014 and none are expected in the coming year.  These changes are documented in the Risk Policy and Procedure Amendments.

NEF’s origination or sales team identifies potential transactions.  Once a potential transaction is identified, the sales person collects certain data from the customer and submits it to the credit team to write up a “PIC” – pre-investment committee memo.  The PIC memo gives a brief outline of the collateral, the financial health of the customer and the proposed transaction structure.  The Investment Committee meets to review PICs three times per week.  The members of the Investment Committee consist of the Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Senior Credit Officer, Sales Manager Origination, and Underwriter.  Proposals are not issued by the originator unless authorized by the Investment Committee.  Once a proposal is issued and signed by the customer, the transaction is turned over to the Credit Team for underwriting.  The process has been implemented to ensure a minimum level of due diligence is performed on a consistent basis before a formal proposal is issued to a borrower or client.

Upon the receipt of a signed proposal letter and good faith deposit, full underwriting due diligence will commence and it is the responsibility of the Underwriter to ensure that the applicable due diligence steps are performed for all transactions.  The Client prepares a credit review on new customers prior to entering into a lease or loan agreement (including obtaining and reviewing credit reports, and evaluating the financial condition of co-signers or guarantors).

The core due diligence procedure includes but is not limited to:

Site Visits	D&B or Customer Calls
Forecasts	Historical Year End Financial Statements
Public Filings	Insurance Diligence
Residual	Pricing Model
Appraisals	Internal Risk Rating
Schedule of Equipment Form	Interim Financial Statements
Know Your Customer (“KYC”) Diligence	Office of Foreign Asset Control (“OFAC”) Diligence

Per management, leases/loans are written in accordance with established policies and appropriate levels of management properly approve leases/loans.  The Client does not have a listing of all approvers for leases/loans, including title and approval limit (i.e., an approver listing).  In lieu of an approver listing, the Client utilizes a Credit Approval memorandum for all new transactions and material modifications to existing transactions, which are approved by members of the PIC discussed above.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

The sections of the memorandum include, but are not limited to:

1)	Cover page
2)	Transaction overview
3)	Financial summary
4)	Financial commentary
5)	Collateral description
6)	Recommendation and approval
7)	Appendix
a.	Pricing run
b.	Risk rating
c.	Company overview
d.	Corporate organization structure
e.	Management overview
f.	Industry summary
g.	Other (top customers, sources and use of cash, personal financial statements, etc.)

Management provided a copy of the Client’s organization chart and it was noted that the Client has 39 employees.  Despite its lean staffing for operations, per management, the Client has adequately segregated the functions related to approving, funding and booking of an account.  An individual independent of the origination and underwriting functions inspects documents supporting new leases for proper form, completeness and accuracy.  An individual independent of the origination and underwriting functions also verifies that the information submitted by the obligor, as part of application and utilized in underwriting decisions, is complete and accurate.  A memo prepared by management as of 12/21/2015 and reviewed by the consultants provides a more detailed look at the post origination quality control process.

Per management, the Client prepares a “Quarterly Report” for review of the portfolio and ongoing adjustment/refinement of the credit model based on experience.  The Quarterly Reports are reviewed with the entire NEF leadership team with each report providing a summary about the obligor, transaction detail, NEF economics, a collateral summary and a financial summary.  The report leads with the lower rated/higher risk exposures and then into the main non-classified portion of the portfolio.  The only account in the sample not mentioned or reviewed in the most recent quarterly report as of 6/30/2015 was a single account due to the relationship commencing after the report was created in October of 2015.  For the sample tested, the NEF Quarterly Report as of 6/30/2015 was reviewed by the consultants for the leases / loans credit and financial status.

For obligors that show signs of deterioration, NEF will manage and restructure, as necessary, in those situations.  The Client also utilizes tickler system reports and portfolio review/exposure reports to track the status and trends in the Client’s overall portfolio on a more frequent basis.  NEF provided a template of the approval for a waiver and amendment as of February 2015 for one obligor in the sample that was on the watch list.  This particular obligor had requested 14 months of interest only payments on all notes starting in February of 2015.  This request was approved by NEF.  The deferred principal payments were added to the balloon payments due at maturity.

Per management, post-origination actions; such as payment deferrals, re-ages, extensions or other modifications of contract terms do not exist amongst the top 10 obligors except for the aforementioned waiver and amendment.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

In lieu of delivery documents to indicate acceptance of equipment financed, the Client requires obligors to sign and approve a “Schedule of Equipment” form, which indicates the location of the equipment (or the location of the principal garage of the equipment, if the equipment is mobile), manufacturer and/or vendor name and invoice number, description (including the vehicle identification number) and total invoice cost.

The Client requires signed Corporate Resolutions with each financing in order to ensure the individual signing on the lease/loan documents are able to sign and have appropriate authority.

In regards to any exceptions, special terms and/or dating programs, management stated that some instances of payment forbearance exist within the Client’s overall lease/loan portfolio.   As per the below, in addition to the previously mentioned modification, NEF also provided modifications for two other obligors within their lease / loan portfolio.

In regards to the ASTINT and ASTFIN (both were part of the sample tested) payment schedule changes, NEF considered this change to be very small and referred to it as a non-material modification.  ASTINT/ASTFIN had missed their 5/1/2015 payment on each of the contracts due to their short term cash flow issue.  When they missed the payment, they immediately requested NEF “skip” it, which NEF agreed to.  ASTINT/ASTFIN was less than 30 days past due when the accommodation by NEF was given.  Each of the contract schedules was amended to provide payment relief for May 2015 (1 month payment at $0) by spreading the May 2015 payment across the remaining payments.  The terms and maturities for the contracts remained the same as originally written.

In regards to the GREAT contract (not part of the sample tested), the obligor was acquired by a large national trucking company in 2014.  The obligor began speaking to NEF about refinancing as the acquiring company could get better rates than the acquired entity had been able to as a standalone company.  The obligor had not missed a payment when the modification was granted.  NEF allowed the modification because the obligor was ready to refinance and payoff NEF and NEF matched the cash flows of the new proposals of the competitors in order to retain the business.  Per management, the acquiring company was targeting a certain dollar amount of rental per tractor/trailer per month to be in line with their standard financing.  NEF realized it could save the business relationship by lowering the payment and extending the original term on (2) schedules in order to meet the cash flow criteria.  In March 2015, NEF re-wrote/amended the equipment schedule for a new 60-month term for this obligor.  NEF did not write off any principal but just extended the term the obligor had to pay it back.  This was done when these schedules were part of the securitization that NEF issued in June 2013.

Per management, Nations Fund I, LLC is the Client’s main entity that NEF uses to fund any deals that fit into the Wells Fargo Facility.  The Wells Fargo facility allows NEF to aggregate loans and leases until they can be transferred into the equipment note securitization facilities.  There are a variety of requirements/tests that a deal must pass in order to fit into the facilities.  If a particular deal does not fit into the Well Fargo facility or the equipment note securitization facility based on certain characteristics, and management still believes it is still a deal that they want to fund, then NEF would ask Wells Fargo for an exception.  Per management, the exception would be granted in order to fund in Nations Fund I, LLC and if not granted, the deal would be funded out of Nations Fund II, LLC.

2.	Lease/Loan File Test

The Client provided an obligor ranking sheet dated November 30, 2015, which contained each obligor’s number of leases/loans and the current outstanding balance.  For the top ten obligors currently in the Wells Fargo facility but that will be part of the pending NEFF III facility (35 lease / loan contracts in total), the consultants reviewed the files for proper credit approval and appropriate documentation according to the Client’s underwriting of credit standards.  The Client provided the consultants with direct access to a file transfer protocol (“FTP”) website to download imaged lease credit files (the “Credit Files”).  Management stated that the original copies of the Credit Files (excluding any original documents held by the custodians) were contained onsite at the Client’s Norwalk, CT office in fireproof cabinets and located in a locked storage room.  In addition, the credit files are scanned, digitized, and made available to employees on the Client’s shared computer drive.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

The Credit Files were in compliance with the Client’s policy for the underwriting of credit without exception.  The consultants also performed a comparison of certain fields on the 11/30/2015 Data Tape (“Data Tape”) to the Credit Files and noted no discrepancies during the comparison of certain fields on the Data Tape to the Credit Files.  All of the items tested for were available or received by the consultants without exception.  The consultants’ work papers for the credit file review can be found as Exhibit A.1.

The consultants also noted the following items amongst the top 10 obligors based on inquiry of management and analysis of the Credit Files:

•	The Client considered the following documentation not applicable: signed application, environmental diligence, collateral examinations, regular covenant compliance certificates (completed by obligors), KYC diligence reports, customer calls and audit confirmations.

•	Down payments and/or non-equipment costs to its leases (insurance, service, maintenance, etc.) were not applicable.

•	The Client’s Risk Policy and Procedure Manual states that updated searches on obligors should be performed every 360 days. These searches serve to maintain a perfected security interest through Uniform Commercial Code (“UCC”) in the U.S. or Personal Property Reports (“PPR”) in Canada, federal and local tax liens and judgment search procedures. The Client uses an outside third-party for its ongoing monitoring service. Hard copies of the search results are stored at the Client in Norwalk, Connecticut, while electronic files are kept with the outside third-party. Per management, partnering with the outside third-party negates the need to order searches every 360 days. NEF automatically obtains a “reflect” search on the initial filing and also receives notifications from the outside third-party when UCC’s are recorded against NEF’s debtors.

•	No instances of receivables being pledged to an incorrect third party.

•	No instances where the receivables were originated by any corporate entity other than the specified originator.

•	The signed Schedule of Equipment was provided for all of the top ten obligors.

•	One obligor pays by check. This is not a common practice but the Client allows it as long as there are no returned checks. The obligor has not had a returned check in its three years as an obligor of the Client.

•	Vendor payments for the top obligors were traced to the applicable supporting documentation and the vendors were paid for the applicable leased equipment before the lease was funded except for two instances noted by the consultants. In one instance, the origination date was 9/18/2015 but the wire transfer support shows the payments occurred on 9/22/2015. With regards to the other instance, the origination date was 9/30/2015 and the wire transfer support shows the payments occurred on 10/2/2015.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

•	The consultants requested current print screens from the LeasePlus system to compare with the remaining lease balances on the Data Tape as of November 30, 2015. All stated remaining lease balances in LeasePlus were verified without exception. All remaining loan balances were verified between the Data Tape and amortization schedules without exception.

3.	Credit Underwriting Exceptions and Management Reports

Per management, exceptions to credit policies and procedures are limited to circumstances where evidence exists to support the exception and does not materially increase the credit risk.  Unless the required approval authority requires the Chief Risk Officer’s signature, the Senior Credit Officer may approve all exceptions to the policies and procedures with such exceptions reported to the Chief Risk Officer.  Management stated that exceptions, if any, are properly approved by appropriate levels of management and documentation related to such exceptions conform to Client policy.  The Client utilizes various reports to manage its business (i.e., follow-up, tickler system, portfolio review/exposure, and quarterly reports), as previously addressed.

4.	Custodian Collateral Report

Per management, the Client has multiple custodial relationships.  The Client utilizes Wells Fargo as custodian/collateral agent for its revolving facility, US Bank as the custodian/collateral agent for the equipment note securitization facilities, and Wilmington Trust as the titling trustee for the NEF Titling Trust.  Specific items transmitted to Wells Fargo or US Bank, as the case may be, include: original credit approvals, appraisals with supporting documents, and original lease/loan documents.  Original titles are sent to Wilmington Trust, which the Client uses as its titling trust.

The monthly report from Wilmington Trust for 11/30/2015 was provided and the titles for all obligors were identified as “complete” with no exceptions.

Wells Fargo provides the Client with a custodian exception report on a quarterly basis.  The report tracks equipment serial number discrepancies, missing titles, only received copy of documents (need original documents), expired insurance policies, any equipment sent to auction, missing original loan document package, and other.  Management stated which items were transmitted to Wells Fargo as required per the custodian agreement.

The consultants reviewed the most recent Wells Fargo custodian quarterly exception report (dated September 2015) and noted three items listed as exceptions amongst the Wells Fargo’s loan facility.

1.	The Custodian noted it was missing the original loan documents for one contract. This account is part of an agented transaction with multiple participants for which NEF acts as the agent. This transaction was documented by external legal counsel and the original document package is still with the attorney’s office. Once compiled and ready for distribution, an original closing package will be sent to the agent (NEF) and all of the participants.
2.	The Custodian noted it was missing the original loan documents for a second contract. The Client indicated that this account will not be sold into the NEFF III’s securitization trust transaction.
3.	The Custodian noted it was missing the original loan documents for a third contract. The Client provided the consultants with an email from the custodian, Wells Fargo Bank, indicating that the original documents for this account were received in October of 2015.

Nations Equipment Finance, LLC and Nations Equipment Finance Funding III, LLC
Equipment Contract Backed Notes, Series 2016-1	Consulting Report

5.	Physical/Electronic Storage and Protection of Original Leases and Supporting Documentation

Per management, documentation is stored in a locked, fire-proof safe until all documents are received and sent to the custodian, Wells Fargo Bank.  There is a sprinkler in both the closet/file room that holds the fire proof safe as well as in the room that stores the local servers for NEF.  The other files are in cabinets throughout the NEF Norwalk office that also have fire sprinkler protection.  Per the Client, they have a secured file room with fire-suppression sprinkler system to protect the lease / loan document files.

The server room in Norwalk, CT also houses NEF’s phone system and is a secure, temperature controlled environment with surge protection and battery back-up.

Per management, the Client outsources its Information Technology Department to a Third-Party.  The Client also utilizes the Third-Party to host its cloud-based data storage.

All NEF data is stored on servers located at another Third-Party’s datacenter in North Bergen, NJ.  Files on network shared drives are replicated real time between Third-Party and a local server at the NEF office in Norwalk, CT.  All traffic between the data centers and NEF office is encrypted.  Per management, the infrastructure at the Third-Party is fully redundant and all data is backed-up offsite to a secondary data center, which is located on the West Coast.  Per management, if there was a failure at the primary data center, servers can be accessed from the secondary data center.  In addition, back-ups are retained for one year.

The Client’s Disaster Recovery Plan as of June 1, 2015 was reviewed by the consultants.  According to management, if there was a business interruption issue or a total loss of the NEF office in Norwalk, CT there would be no impact to technology as users can connect to the data centers through a secure encrypted session anywhere that Internet access is available regardless of the status of the NEF Norwalk, CT office.  Per management, the last time the Disaster Recovery Plan was tested was in June 2013 when the Disaster Recovery Plan was implemented.  It is suggested by the consultants that the Disaster Recovery Plan be tested within the next twelve months.

In reviewing the Disaster Recovery Plan, it was noted that while all potential disasters had a probability rating, certain potential disasters did not have an impact rating or a brief description of the potential consequences and remedial actions.  It is suggested by the consultants that the impact rating and description of the potential consequences and remedial actions be completed for all of the potential disasters identified in the plan.

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		Lease	Outstanding System Balance	Origination	Financed	Equipment
	Contract ID #	Type	as of November 30, 2015	Date	Amount	Cost	Vendor Payment / Refinance Payments
1	YRCE-0003	TAX LEASE	$2,792,670	09/30/15	$2,653,858	$2,571,648	Paid as per Agreement
2	YRCE-0005	TAX LEASE	2,267,709	10/30/15	2,121,837	2,056,108	Paid as per Agreement
3	YRCE-0002	TAX LEASE	1,745,419	09/18/15	1,658,661	1,607,280	Paid as per Agreement
4	YRCE-0004	TAX LEASE	2,344,791	10/15/15	2,228,242	2,159,216	Paid as per Agreement
5	YRCE-0006	TAX LEASE	709,077	11/10/15	663,465	642,912	Paid as per Agreement
6	YRCE-0001	TAX LEASE	237,114	09/09/15	221,623	218,348	Paid as per Agreement
7	YRC-0011	OPERATING LEASE	145,728	12/31/12	1,175,266	1,175,266	Paid as per Agreement
8	YRC-0016	TAX LEASE	2,027,506	10/13/15	2,066,441	2,065,191	Paid as per Agreement
9	YRC-0017	TAX LEASE	886,836	10/30/15	918,028	916,778	Paid as per Agreement
10	NPM-0005	TAX LEASE	121,249	10/30/15	126,593	125,343	Paid as per Agreement
11	NPM-0004	TAX LEASE	76,012	10/15/15	78,809	77,559	Paid as per Agreement
12	SMED-0001	CAPITAL LEASE	9,609,278	10/21/14	7,420,000	7,420,000	Paid as per Agreement
13	SMED-0002	CAPITAL LEASE	1,681,861	05/29/15	1,227,131	1,216,000	Paid as per Agreement
14	CRSFIRE-0002	TAX LEASE	4,314,455	09/11/15	15,725,000	5,242,500	Paid as per Agreement
15	CRSFIRE-0001	TAX LEASE	4,312,397	09/11/15	15,725,000	5,240,000	Paid as per Agreement
16	STRL-0001TL	LOAN	8,659,468	05/29/15	30,800,000	20,000,000	Paid as per Agreement
17	HAWK-0003	LOAN	8,166,752	09/17/15	7,000,000	7,000,000	Paid as per Agreement
18	COAST-0001A	LOAN	6,196,640	07/03/13	10,000,000	10,000,000	Paid as per Agreement
19	COAST-0005	LOAN	1,999,503	09/19/15	1,800,000	1,800,000	Paid as per Agreement
20	TROLLEY-0001	CAPITAL LEASE	6,499,584	04/15/15	5,380,000	5,380,000	Paid as per Agreement
21	ASTINT-0001	CAPITAL LEASE (A)	603,981	12/28/12	2,738,799	2,446,148	Paid as per Agreement
22	ASTFIN-0010	CAPITAL LEASE	1,323,677	03/01/15	1,208,508	1,208,508	Paid as per Agreement
23	AST-0011	CAPITAL LEASE	997,027	02/17/15	909,805	909,805	Paid as per Agreement
24	ASTFIN-0009	CAPITAL LEASE	995,208	03/01/15	906,479	906,479	Paid as per Agreement
25	ASTINT-0002	CAPITAL LEASE (A)	350,594	01/30/13	2,738,799	2,446,148	Paid as per Agreement
26	ASTFIN-0007	CAPITAL LEASE	861,437	03/01/15	783,659	783,659	Paid as per Agreement
27	ASTFIN-0008	CAPITAL LEASE	847,492	03/01/15	771,771	771,771	Paid as per Agreement
28	ASTINT-0004	CAPITAL LEASE (A)	103,580	02/26/13	2,738,799	2,446,148	Paid as per Agreement
29	ASTINT-0003	CAPITAL LEASE (A)	43,458	02/15/13	2,738,799	2,446,148	Paid as per Agreement
30	PANA-0015	CAPITAL LEASE	2,215,235	09/05/14	3,146,542	3,146,542	Paid as per Agreement
31	PANA-0019	CAPITAL LEASE	1,225,899	01/26/15	1,473,390	1,473,390	Paid as per Agreement
32	PANA-0016	CAPITAL LEASE	806,278	10/28/14	1,095,452	1,095,452	Paid as per Agreement
33	PANA-0018	CAPITAL LEASE	859,350	12/22/14	1,074,153	1,074,153	Paid as per Agreement
34	PANA-0017	CAPITAL LEASE	609,391	12/22/14	761,714	761,714	Paid as per Agreement
35	PACIFIC-0001	CAPITAL LEASE	7,014,975	04/29/15	5,610,000	5,500,000	Paid as per Agreement

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		Vendor Payment		Signed Lease / Loan Agreemnt	Signed Sch. Of Equipment		Payment Frequency	Payment Amount	Term in Months	<= 7 Year Term
	Contract ID #	Date	Prior to Funding?			<= $20 million?
1	YRCE-0003	10/02/15	No	Yes	Yes	Yes	Monthly	$43,635	66	Yes
2	YRCE-0005	10/30/15	Yes	Yes	Yes	Yes	Monthly	34,888	66	Yes
3	YRCE-0002	09/22/15	No	Yes	Yes	Yes	Monthly	27,272	66	Yes
4	YRCE-0004	10/15/15	Yes	Yes	Yes	Yes	Monthly	36,637	66	Yes
5	YRCE-0006	11/10/15	Yes	Yes	Yes	Yes	Monthly	10,909	66	Yes
6	YRCE-0001	09/09/15	Yes	Yes	Yes	Yes	Monthly	3,705	66	Yes
7	YRC-0011	12/28/15	Yes	Yes	Yes	Yes	Monthly	29,146	41	Yes
8	YRC-0016	10/13/15	Yes	Yes	Yes	Yes	Monthly	136,568	35	Yes
9	YRC-0017	10/30/15	Yes	Yes	Yes	Yes	Monthly	47,412	36	Yes
10	NPM-0005	10/30/15	Yes	Yes	Yes	Yes	Monthly	6,482	36	Yes
11	NPM-0004	10/15/15	Yes	Yes	Yes	Yes	Monthly	4,997	36	Yes
12	SMED-0001	10/21/14	Yes	Yes	No	Yes	Monthly	113,211	84	Yes
13	SMED-0002	05/29/15	Yes	Yes	Yes	Yes	Monthly	18,553	80	Yes
14	CRSFIRE-0002	09/11/15	Yes	Yes	Yes	Yes	Monthly	105,231	43	Yes
15	CRSFIRE-0001	09/11/15	Yes	Yes	Yes	Yes	Monthly	105,180	43	Yes
16	STRL-0001TL	05/29/15	Yes	Yes	Yes	Yes	Monthly	195,000	49	Yes
17	HAWK-0003	09/17/15	Yes	Yes	Yes	Yes	Monthly	177,538	48	Yes
18	COAST-0001A	08/02/11	Yes	Yes	Yes	Yes	Monthly	45,615	60	Yes
19	COAST-0005	09/19/14	Yes	Yes	Yes	Yes	Monthly	13,840	46	Yes
20	TROLLEY-0001	04/15/15	Yes	Yes	Yes	Yes	Monthly	116,064	60	Yes
21	ASTINT-0001	12/28/12	Yes	Yes	Yes	Yes	Monthly	65,923	49	Yes
22	ASTFIN-0010	03/01/15	Yes	Yes	Yes	Yes	Monthly	30,842	50	Yes
23	AST-0011	02/17/15	Yes	Yes	Yes	Yes	Monthly	23,232	50	Yes
24	ASTFIN-0009	03/01/15	Yes	Yes	Yes	Yes	Monthly	23,199	50	Yes
25	ASTINT-0002	01/30/13	Yes	Yes	Yes	Yes	Monthly	65,923	49	Yes
26	ASTFIN-0007	03/01/15	Yes	Yes	Yes	Yes	Monthly	20,079	50	Yes
27	ASTFIN-0008	03/01/15	Yes	Yes	Yes	Yes	Monthly	19,752	50	Yes
28	ASTINT-0004	02/26/13	Yes	Yes	Yes	Yes	Monthly	65,923	49	Yes
29	ASTINT-0003	02/15/13	Yes	Yes	Yes	Yes	Monthly	65,923	49	Yes
30	PANA-0015	09/05/14	Yes	Yes	Yes	Yes	Monthly	100,692	36	Yes
31	PANA-0019	01/26/15	Yes	Yes	Yes	Yes	Monthly	47,150	36	Yes
32	PANA-0016	10/28/14	Yes	Yes	Yes	Yes	Monthly	35,056	36	Yes
33	PANA-0018	12/22/14	Yes	Yes	Yes	Yes	Monthly	34,374	36	Yes
34	PANA-0017	12/22/14	Yes	Yes	Yes	Yes	Monthly	24,375	36	Yes
35	PACIFIC-0001	04/30/15	Yes	Yes	Yes	Yes	Monthly	111,045	60	Yes

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		Residual Amount	Signed Credit Application?	Credit Bureau Type	Required F/S?	Required Collateral Exam?	Customer Call to Confirm Equipment?	Environmental Due Diligence?	OFAC Diligence?
	Contract ID #
1	YRCE-0003	$668,628	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
2	YRCE-0005	534,588	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
3	YRCE-0002	417,893	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
4	YRCE-0004	561,396	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
5	YRCE-0006	167,157	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
6	YRCE-0001	56,770	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
7	YRC-0011	270,311	N/A	D&B	09/30/15	03/02/12	N/A	N/A	Yes
8	YRC-0016	826,076	N/A	D&B	09/30/15	03/02/12	N/A	N/A	Yes
9	YRC-0017	275,033	N/A	D&B	09/30/15	03/02/12	N/A	N/A	Yes
10	NPM-0005	37,603	N/A	D&B	09/30/15	03/02/12	N/A	N/A	Yes
11	NPM-0004	23,268	N/A	D&B	09/30/15	03/02/12	N/A	N/A	Yes
12	SMED-0001	N/A	N/A	D&B	12/31/14	09/06/14	N/A	N/A	Yes
13	SMED-0002	1	N/A	D&B	12/31/14	N/A	N/A	N/A	Yes
14	CRSFIRE-0002	1,048,500	N/A	D&B	05/06/15	08/25/15	N/A	N/A	Yes
15	CRSFIRE-0001	1,048,000	N/A	D&B	05/06/15	12/03/14	N/A	N/A	Yes
16	STRL-0001TL	N/A	N/A	D&B	06/30/15	12/11/15	N/A	N/A	Yes
17	HAWK-0003	N/A	N/A	D&B	03/31/15	09/02/15	N/A	N/A	Yes
18	COAST-0001A	N/A	N/A	D&B	06/30/15	08/02/15	N/A	N/A	Yes
19	COAST-0005	N/A	N/A	D&B	06/30/15	09/19/14	N/A	N/A	Yes
20	TROLLEY-0001	N/A	N/A	D&B	06/30/15	N/A	N/A	N/A	Yes
21	ASTINT-0001	N/A	N/A	D&B	09/30/15	12/09/12	N/A	N/A	Yes
22	ASTFIN-0010	N/A	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
23	AST-0011	501	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
24	ASTFIN-0009	501	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
25	ASTINT-0002	N/A	N/A	D&B	09/30/15	12/09/12	N/A	N/A	Yes
26	ASTFIN-0007	501	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
27	ASTFIN-0008	501	N/A	D&B	09/30/15	N/A	N/A	N/A	Yes
28	ASTINT-0004	N/A	N/A	D&B	09/30/15	12/09/12	N/A	N/A	Yes
29	ASTINT-0003	N/A	N/A	D&B	09/30/15	12/09/12	N/A	N/A	Yes
30	PANA-0015	501	N/A	D&B	12/31/14	N/A	N/A	N/A	Yes
31	PANA-0019	501	N/A	D&B	12/31/14	03/09/15	N/A	N/A	Yes
32	PANA-0016	501	N/A	D&B	12/31/14	N/A	N/A	N/A	Yes
33	PANA-0018	501	N/A	D&B	12/31/14	12/04/14	N/A	N/A	Yes
34	PANA-0017	501	N/A	D&B	12/31/14	01/12/15	N/A	N/A	Yes
35	PACIFIC-0001	501	N/A	D&B	12/31/15	03/16/15	N/A	N/A	Yes

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		Loan Risk	Credit	Approval	Approver's	Within	Annual/Interim	Covenant
	Contract ID #	Rating	Approved?	Date	Name and Title	Approved Limits?	Review (Most Recent)	Compliance Cert.?
1	YRCE-0003	2.80	Yes	06/02/15	Credit Committee	Yes	03/31/15	N/A
2	YRCE-0005	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
3	YRCE-0002	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
4	YRCE-0004	2.80	Yes	06/02/15	Credit Committee	Yes	03/31/15	N/A
5	YRCE-0006	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
6	YRCE-0001	2.80	Yes	06/02/15	Credit Committee	Yes	03/31/15	N/A
7	YRC-0011	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
8	YRC-0016	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
9	YRC-0017	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
10	NPM-0005	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
11	NPM-0004	1.79	Yes	10/05/15	Credit Committee	Yes	03/31/15	N/A
12	SMED-0001	3.55	Yes	07/31/14	Credit Committee	Yes	12/31/14	N/A
13	SMED-0002	2.73	Yes	05/27/15	Credit Committee	Yes	12/31/14	N/A
14	CRSFIRE-0002	3.14	Yes	09/01/15	Credit Committee	Yes	12/31/14	N/A
15	CRSFIRE-0001	3.14	Yes	09/01/15	Credit Committee	Yes	12/31/14	N/A
16	STRL-0001TL	4.23	Yes	05/19/15	Credit Committee	Yes	06/30/15	N/A
17	HAWK-0003	1.57	Yes	09/09/15	Credit Committee	Yes	03/30/15	N/A
18	COAST-0001A	3.80	Yes	07/11/15	Credit Committee	Yes	06/30/15	N/A
19	COAST-0005	2.29	Yes	09/17/14	Credit Committee	Yes	06/30/15	N/A
20	TROLLEY-0001	2.09	Yes	03/06/15	Credit Committee	Yes	02/16/15	N/A
21	ASTINT-0001	2.77	Yes	12/11/15	Credit Committee	Yes	09/30/15	N/A
22	ASTFIN-0010	3.88	Yes	10/31/14	Credit Committee	Yes	09/30/15	N/A
23	AST-0011	3.88	Yes	10/31/14	Credit Committee	Yes	09/30/15	N/A
24	ASTFIN-0009	3.88	Yes	10/31/14	Credit Committee	Yes	09/30/15	N/A
25	ASTINT-0002	2.77	Yes	12/11/15	Credit Committee	Yes	09/30/15	N/A
26	ASTFIN-0007	3.88	Yes	10/31/14	Credit Committee	Yes	09/30/15	N/A
27	ASTFIN-0008	3.88	Yes	10/31/14	Credit Committee	Yes	09/30/15	N/A
28	ASTINT-0004	2.77	Yes	12/11/15	Credit Committee	Yes	09/30/15	N/A
29	ASTINT-0003	2.77	Yes	12/11/15	Credit Committee	Yes	09/30/15	N/A
30	PANA-0015	1.98	Yes	08/28/15	Credit Committee	Yes	12/31/14	N/A
31	PANA-0019	1.61	Yes	12/16/15	Credit Committee	Yes	12/31/14	N/A
32	PANA-0016	1.98	Yes	08/28/15	Credit Committee	Yes	12/31/14	N/A
33	PANA-0018	1.61	Yes	12/16/15	Credit Committee	Yes	12/31/14	N/A
34	PANA-0017	1.98	Yes	08/28/15	Credit Committee	Yes	12/31/14	N/A
35	PACIFIC-0001	2.05	Yes	02/23/15	Credit Committee	Yes	12/31/14	N/A

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		Equipment	New/	Appraisal		Payment	Signed ACH	Evidence of
	Contract ID #	Description	Used	Value	Method?	Type	Pre-Authorization?	Insurance
1	YRCE-0003	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
2	YRCE-0005	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
3	YRCE-0002	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
4	YRCE-0004	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
5	YRCE-0006	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
6	YRCE-0001	Tractor	New	N/A - New	N/A	ACH	N/A	Yes
7	YRC-0011	Trailers	Used	$40,393,650	OLV	ACH	N/A	Yes
8	YRC-0016	Trailers	Used	40,393,650	OLV	ACH	N/A	Yes
9	YRC-0017	Trailers	Used	40,393,650	OLV	ACH	N/A	Yes
10	NPM-0005	Trailers	Used	40,393,650	OLV	ACH	N/A	Yes
11	NPM-0004	Trailers	Used	40,393,650	OLV	ACH	N/A	Yes
12	SMED-0001	Cranes	Used	7,520,000	OLV	ACH	N/A	Yes
13	SMED-0002	Cranes	New	N/A - New	N/A	ACH	N/A	Yes
14	CRSFIRE-0002	Various Heavy Duty Construction Equipment	Used	29,983,000	OLV	ACH	N/A	Yes
15	CRSFIRE-0001	Various Heavy Duty Construction Equipment	Used	29,983,000	OLV	ACH	N/A	Yes
16	STRL-0001TL	Various Heavy Duty Construction Equipment	Used	56,708,000	OLV	WIRE	N/A	Yes
17	HAWK-0003	Various Heavy Duty Construction Equipment	Used	12,654,000	Market	ACH	N/A	Yes
18	COAST-0001A	Drill Rig	Used	28,760,000	OLV	CHECK	N/A	Yes
19	COAST-0005	Drill Rig	New	N/A - New	N/A	CHECK	N/A	Yes
20	TROLLEY-0001	Bus/Auto	Used	1,324,075	OLV	ACH	N/A	Yes
21	ASTINT-0001	Trailer	Used	2,143,175	OLV	ACH	N/A	Yes
22	ASTFIN-0010	Trucks/Tractor	New	N/A - New	N/A	ACH	N/A	Yes
23	AST-0011	Trucks/Tractor	New	N/A - New	N/A	ACH	N/A	Yes
24	ASTFIN-0009	Trucks/Tractor	New	N/A - New	N/A	ACH	N/A	Yes
25	ASTINT-0002	Trucks/Tractor	Used	2,143,175	OLV	ACH	N/A	Yes
26	ASTFIN-0007	Trucks/Tractor	New	N/A - New	N/A	ACH	N/A	Yes
27	ASTFIN-0008	Trucks/Tractor	New	N/A - New	N/A	ACH	N/A	Yes
28	ASTINT-0004	Trucks/Tractor	Used	2,143,175	OLV	ACH	N/A	Yes
29	ASTINT-0003	Trucks/Tractor	Used	2,143,175	OLV	ACH	N/A	Yes
30	PANA-0015	Film Equipment	New	N/A - New	N/A	ACH	N/A	Yes
31	PANA-0019	Film Equipment	New	1,709,289	OLV	ACH	N/A	Yes
32	PANA-0016	Film Equipment	New	N/A - New	N/A	ACH	N/A	Yes
33	PANA-0018	Film Equipment	New	1,277,025	OLV	ACH	N/A	Yes
34	PANA-0017	Film Equipment	New	585,000	OLV	ACH	N/A	Yes
35	PACIFIC-0001	Machine Tools	Used	7,933,300	OLV	ACH	N/A	Yes

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts

Nations Equipment Finance, LLC
Loan and Lease File Test
As of November 30, 2015

		NEF as "Additional	UCC		Ongoing UCC Searches	Landlord	Pledged to Third Party	Originals with
	Contract ID #	Insured" or "Loss Payee"?	Lien?	Filed?	< 360 Days?	Waivers?	or Originated by Another?	Custodian?
1	YRCE-0003	Yes	Yes	10/02/15	Yes	N/A	No	Yes
2	YRCE-0005	Yes	Yes	10/30/15	Yes	N/A	No	Yes
3	YRCE-0002	Yes	Yes	09/22/15	Yes	N/A	No	Yes
4	YRCE-0004	Yes	Yes	10/15/15	Yes	N/A	No	Yes
5	YRCE-0006	Yes	Yes	11/10/15	Yes	N/A	No	Yes
6	YRCE-0001	Yes	Yes	09/02/15	Yes	N/A	No	Yes
7	YRC-0011	Yes	Yes	12/31/12	Yes	N/A	No	Yes
8	YRC-0016	Yes	Yes	10/14/15	Yes	N/A	No	Yes
9	YRC-0017	Yes	Yes	11/02/15	Yes	N/A	No	Yes
10	NPM-0005	Yes	Yes	11/02/15	Yes	N/A	No	Yes
11	NPM-0004	Yes	Yes	10/16/15	Yes	N/A	No	Yes
12	SMED-0001	Yes	Yes	12/17/15	Yes	N/A	No	Yes
13	SMED-0002	Yes	Yes	05/29/15	Yes	N/A	No	Yes
14	CRSFIRE-0002	Yes	Yes	09/14/15	Yes	N/A	No	Yes
15	CRSFIRE-0001	Yes	Yes	09/14/15	Yes	N/A	No	Yes
16	STRL-0001TL	Yes	Yes	07/31/15	Yes	N/A	No	Yes
17	HAWK-0003	Yes	Yes	09/18/15	Yes	N/A	No	Yes
18	COAST-0001A	Yes	Yes	08/09/11	Yes	N/A	No	Yes
19	COAST-0005	Yes	Yes	08/09/11	Yes	N/A	No	Yes
20	TROLLEY-0001	Yes	Yes	04/16/15	Yes	N/A	No	Yes
21	ASTINT-0001	Yes	Yes	05/08/13	Yes	N/A	No	Yes
22	ASTFIN-0010	Yes	Yes	04/01/15	Yes	N/A	No	Yes
23	AST-0011	Yes	Yes	02/17/15	Yes	N/A	No	Yes
24	ASTFIN-0009	Yes	Yes	04/01/15	Yes	N/A	No	Yes
25	ASTINT-0002	Yes	Yes	05/08/13	Yes	N/A	No	Yes
26	ASTFIN-0007	Yes	Yes	4/12/015	Yes	N/A	No	Yes
27	ASTFIN-0008	Yes	Yes	04/01/05	Yes	N/A	No	Yes
28	ASTINT-0004	Yes	Yes	05/08/13	Yes	N/A	No	Yes
29	ASTINT-0003	Yes	Yes	05/08/13	Yes	N/A	No	Yes
30	PANA-0015	Yes	Yes	09/08/14	Yes	N/A	No	Yes
31	PANA-0019	Yes	Yes	12/22/14	Yes	N/A	No	Yes
32	PANA-0016	Yes	Yes	10/28/14	Yes	N/A	No	Yes
33	PANA-0018	Yes	Yes	12/22/14	Yes	N/A	No	Yes
34	PANA-0017	Yes	Yes	12/22/14	Yes	N/A	No	Yes
35	PACIFIC-0001	Yes	Yes	12/15/15	Yes	N/A	No	Yes

N/A -	Not Applicable Per The Company's Policies and Procedures or Per The Lease / Loan Deal
(A) -
The Outstanding System Balance as of 11/30/15 in the aggregate relate to the Financed Amount and Equipment Cost amount.  Thus, the reason the amounts under the Financed Amount and Equipment Cost are the same amounts